UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

MarketAxess Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards

New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 813-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.003 per share	MKTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 5, 2019, MarketAxess Holdings Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). A total of 35,707,375 shares of common stock were present or represented by proxy at the 2019 Annual Meeting, representing 95.85% of the issued and outstanding shares entitled to vote at the meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal 1 — Election of Directors. The results were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Richard M. McVey	34,053,377	369,239	14,240	1,270,519
Nancy Altobello	34,381,013	28,158	27,685	1,270,519
Steven L. Begleiter	34,370,933	51,326	14,597	1,270,519
Stephen P. Casper	33,513,320	895,700	27,836	1,270,519
Jane Chwick	34,250,425	172,193	14,238	1,270,519
Christopher R. Concannon	34,168,020	254,573	14,263	1,270,519
William F. Cruger	34,286,525	136,089	14,242	1,270,519
Richard G. Ketchum	34,374,536	48,075	14,245	1,270,519
Emily H. Portney	34,333,915	47,927	55,014	1,270,519
John Steinhardt	33,248,660	781,879	406,317	1,270,519

Proposal 2 — Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The results were as follows:

For	Against	Abstain
35,467,803	160,355	79,217

Proposal 3 — Advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
24,451,971	9,149,678	835,207	1,270,519

For more information on the 2019 Annual Meeting and the foregoing proposals, see the Company’s 2019 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: June 10, 2019	By:	/s/ Scott Pintoff
		Name:	Scott Pintoff
		Title:	General Counsel and Secretary